EXHIBIT 21.  PARENT AND SUBSIDIARIES OF REGISTRANT

The subsidiaries of MART are listed below. All are engaged in the ownership and/ or developmentof commercial real estate in the United States. All are included in the consolidated financial statements filed as part of this Annual Report.

                                          State of incorporation
Name                                           or Formation             Interest
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
CORPORATIONS:
ARUNDEL PLAZA ASSOCIATES, INC.                 Maryland                   100%
BRADYWINE COMMONS, INC.                        Maryland                   100%
BTR ARKOR, INC.                                Maryland                   100%
BTR ATLANTA DAYCARE, INC.                      Maryland                   100%
BTR BUSINESS CETNER, INC.                      Maryland                   100%
BTR EAST GREENBUSH, INC.                       Maryland                   100%
BTR FREE STATES BOWLS, INC.                    Maryland                   100%
BTR GATEWAY, INC.                              Maryland                   100%
BTR HOLDINGS, INC.                             Maryland                   100%
BTR MANASSAS, INC.                             Maryland                   100%
BTR NEW RIDGE, INC.                            Maryland                   100%
BTR NORTHWOOD PROPERTIES, INC.                 Maryland                   100%
BTR ODENTON PROPERTIES, INC.                   Maryland                   100%
BTR SALISBURY, INC.                            Maryland                   100%
BTR SOUTHDALE, INC.                            Maryland                   100%
BTR WALDORF DEVELOPMENT CORPORATION            Maryland                   100%
BTR WALDORF TIRE, INC.                         Maryland                   100%
BURKE TOWN PLAZA, INC.                         Maryland                   100%
CLINTON DEVELOPMENT CO., INC.                  Maryland                   100%
COLONIE PLAZE, INC.                            Maryland                   100%
COLUMBIA PLAZA, INC.                           Maryland                   100%
COMMONWALTH PLAZA, INC.                        Maryland                   100%
CONCOURSE REALTY MANAGEMENT, INC.              Maryland                   100%
DAVIS FORD PROPERTIES, INC.                    Maryland                   100%
EASTON SHOPPES, INC.                           Maryland                   100%
ESSANWY, INC.                                  Maryland                   100%
FREDERICKSBURG PLAZA, INC.                     Maryland                   100%
HARRISONBURG PLAZA, INC.                       Maryland                   100%
KINGSTON CROSSING, INC.                        Maryland                   100%
M&B SERVICES CORP.                             Maryland                   100%
MART ACQUISITION, INC.                         Maryland                   100%
NEW TOWN VILLAGE, INC.                         Maryland                   100%
NORTH EAST STATION, INC.                       Maryland                   100%
ROLLLING ROAD PLAZA, INC.                      Maryland                   100%
ROSEDALE PLAZA, INC.                           Maryland                   100%
ROUTE 642 PROPERTIES, INC.                     Maryland                   100%
SOUTHWEST DEVELOPMENT PROPERTIES, INC.         Maryland                   100%
TIMONIUM SHOPPING CENTER, INC.                 Maryland                   100%
WAKE PLAZA, INC.                               Maryland                   100%
WAVERLY WOODS CENTER, INC.                     Maryland                   100%
WYANESS, INC.                                  Maryland                   100%

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EXHIBIT 21.  PARENT AND SUBSIDIARIES OF RESISTRANT (Continued)

                                          State of incorporation
Name                                           or Formation             Interest
--------------------------------------------------------------------------------

LIMITED LIABILITY COMPANIES:
FULLERTON PLAZA, LLC                           Maryland                   100%
MART GLEN BURNIE, LLC                          Maryland                   100%
MART PERRY HALL, LLC                           Maryland                   100%
MART SAUCON, LLC                               Maryland                   100%
PERRY HALL SQUARE, LLC                         Maryland                   100%
PITTSFIELD CENTER, LLC                         Maryland                   100%
RADCLIFFE, LLC                                 Maryland                   100%
RITCHIE, LLC                                   Maryland                   100%
ROUND HOLLOW, LLC                              Maryland                   100%
SECURITY CENTER, LLC                           Maryland                   100%
SHREWSBURY CENTER, LLC                         Maryland                   100%
STONEHENDGE CENTER, LLC                        Maryland                   100%
STONEHENDGE, LLC                               Maryland                   100%
TALTON, LLC                                    Maryland                   100%
TIMONIUM SHOPPING CENTER ASSOCIATES, LLC       Maryland                   100%
YORKWAY ASSOCIATES, LLC                        Maryland                   100%

The  Following  are  partnerships  in  which   Mid-Atlantic   Realty  Trust  has
partnerhsip interests.

                                                 State of
Name                                           or Formation             Interest
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
KENSINGTON ASSOCIATES                          Maryland                    98%
MART LIMITED PARTNERSHIP                       Maryland                    80%
NORTHWOOD LIMITED PARTNERSHIP                  Maryland                    67%
ROSEDALE PLAZA LIMITED PARTNERSHIP             Maryland                   100%
SAUCON VALLEY SQUARE, LP                       Maryland                   100%
SCOTIA CROSSING ASSOCIATES                     Maryland                    89%
SOUTHDALE LIMITED PARTNERSHIP                  Maryland                    50%
WYANESS ASSOCIATES                             Maryland                   100%

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